SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007



                             J & J SNACK FOODS CORP.



             (Exact name of registrant as specified in its charter)


         New Jersey                    0-14616                22-1935537
         ----------                    -------                ----------
    (State or Other                  (Commission           (I.R.S. Employer
Jurisdiction of Organization)         File Number)        Identification No.)


                   6000 Central Highway, Pennsauken, NJ 08109
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneouusly satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS


On April 26, 2007, J & J Snack Foods Corp. issued a press release regarding its earnings for the second quarter of fiscal 2007.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                         Description of Document
--------------                         -----------------------
99.1                                   Press Release dated April 26, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J & J SNACK FOODS CORP.

                                 By:   /s/   Gerald B. Shreiber
                                 ------------------------------
                                       Gerald B. Shreiber
                                       President


                                       /s/   Dennis G. Moore
                                 -------------------------------
                                       Dennis G. Moore
                                       Chief Financial Officer

Date:  April 26, 2007

                                  EXHIBIT INDEX




Exhibit Number                        Description
--------------                        -----------
99.1                                  Press Release dated April 26, 2007